Suretyship

("the/this suretyship")

1 Giving of suretyship

1.1 We, Mix Telematics Limited (Registration Number: 1995/013858/06) and Mix Telematics International Proprietary Limited (Registration Number: 1963/006970/07), bind ourselves as surety(ies) and co-principal debtor(s) for the payment when due of all the present and future debts of any kind ("the Debts") of Mix Telematics Limited (Registration Number: 1995/013858/06) and Mix Telematics International Proprietary Limited (Registration Number: 1963/006970/07) (hereinafter collectively referred to as, "the Debtors" and individually, “the Debtor”) to The Standard Bank of South Africa Limited (Registration Number: 1962/000738/06) ("the Bank"), or to anyone who takes transfer of the Bank's rights under this suretyship.

1.2 On or about 7 March 2013, we and the Bank entered into a suretyship and cession of claims (“Suretyship and Cession of Claims”).

1.3 We and the Bank hereby agree to amend and restate the said Suretyship and Cession of Claims by deleting any reference to ‘cession of claims’ provided for in that document subject to the terms and conditions of this suretyship.

2 Debts covered by suretyship

The Debts include, but are not limited to, debts incurred by the Debtors:

2.1 as surety for another's debts;

2.2 as a result of the transfer of rights; or

2.3 the substitution of a debt for another debt.

3 Bank may take legal proceedings against us before recovering what it can from the Debtor

As we are also bound as co-principal debtors, we acknowledge that if any Debtor does not pay any of the Debts when they become due and payable, the Bank may, subject to any limitation in 7, recover all or part of the Debts from us without first trying to recover them from such Debtor.

4 Multiple sureties

4.1 This suretyship applies to us individually and to any combination of us together (joint and several liability).

4.2 This is so even if any other person who was expected to sign this or any other suretyship as a surety for part or all of the Debts –

4.2.1 does not sign; or

4.2.2 is released as a surety; or

4.2.3 is found not to be bound as a surety.

5 Multiple debtors

Should there be more than one debtor, each of the debtors which is or becomes indebted to the Bank will be the Debtor under this suretyship.

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6 Partnerships

If at any time a surety or the Debtor comprises the partners of a partnership:

6.1 and the partnership is dissolved, the surety or the Debtor for purposes of this suretyship will be –

6.1.1 the partners in that capacity of any partnership which takes over all or a substantial portion of the assets and liabilities and /or the business of the dissolved partnership, and

6.1.2 the trustee or liquidator of the assets and liabilities of the dissolved partnership while it is being wound up or liquidated.

7 Recoverability of capital, interest and costs

7.1 The total amount of the Debts which the Bank may recover from us under this suretyship is unlimited and includes all unpaid interest.

7.2 The Bank may recover from us all costs, taxes and commissions, including reasonable legal costs as between attorney and own client, incurred by the Bank in any legal proceedings against us or against the Debtor for the payment of any or all of the Debts.

8 Events which do not affect my/our liability

8.1 Our liability under this suretyship will not be affected by any –

8.1.1 loan or other facilities the Bank may grant to the Debtor;

8.1.2 renewal, change or withdrawal of any facilities granted by the Bank to the Debtor (including, without limitation, any increase in the limit of such facilities);

8.1.3 compromise or other arrangement between the Debtor and any other person (including but not limited to the Bank), if the Bank does not give its written consent thereto;

8.1.4 time, indulgence or other favour given to the Debtor;

8.1.5 compromise, arrangement or settlement brought about by the approval by the creditors of a business rescue plan in respect of the Debtor or any accession by the Bank to the discharge of the Debtor’s Debt (whether in whole or part);

81.6 delay or omission in the enforcement of the Bank's rights;

8.1.7 failure of the Bank to inform us of any breach by the Debtor;

8.1.8 resolution taken by the shareholders of the Debtor to voluntarily wind up the Debtor or any sequestration or liquidation, whether provisional or final, of any of the Debtor’s assets, or the appointment of any trustee, liquidator, curator or any similar officer in respect of the Debtor or any of its assets;

8.1.9 commencement of voluntary business rescue proceedings under section 129(1) of the Companies Act 71 of 2008, as amended from time to time ("the Companies Act") or if any steps of whatsoever nature are taken by the board of directors of the Debtor with the objective of commencing business rescue proceedings; or

8.1.10 application made by any person to place the Debtor under, or any order granted by a court of competent jurisdiction placing it under, supervision and commencing business rescue proceedings under section 131(1) of the Companies Act or any steps of whatsoever nature taken by any person in respect of the Debtor with the objective of commencing business rescue proceedings;

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8.1.11 increase in our contractual burden as a result of a breach of any legal duty or obligation under the agreement or facility letter between the Debtor and the Bank.

8.2 Without prejudice to any of the Bank’s rights it is hereby recorded for the sake of clarity that we will not require notification of any:

8.2.1 increase in any limit in respect of the facilities granted by the Bank to the Debtor;

8.2.2 new facilities granted by the Bank to the Debtor; and/or

8.2.3 renewal or supersession of the facilities granted by the Bank to the Debtor, it being recorded that any notification by the Bank of any occurrence in this 8.2 shall be without prejudice to the provisions of this 8 and shall not be construed as a waiver of the Bank’s rights in relation thereto.

9 Allocation of money received by the Bank

The Bank may treat any money which it receives from us in respect of the Debts as cash security and/or may at any time use the money to reduce or extinguish the Debts or any part of them. The Bank may do the same with any proceeds from the disposal of our security given to the Bank.

10 Insolvency of the Debtor or a surety

10.1 The rights of the Bank against us will not be affected if the Debtor or any surety is insolvent and the Bank does not prove its claims against the liquidator or trustee concerned.

10.2 We irrevocably instruct the liquidator/trustee to pay to the Bank any dividends which are paid in respect of any claim which we may prove, unless –

10.2.1 we have paid the full amount due by us under this suretyship; or

10.2.2 the Bank has informed us in writing that all the Bank's claims against the liquidator/trustee have been met.

11 Other security and other causes of our indebtedness to the Bank

11.1 This suretyship is in addition to any other suretyship or security which the Bank holds at any time for any of the Debts.

11.2 This suretyship does not replace, reduce or extinguish any other grounds on which we may at any time be liable to pay the Debts either as co-principal debtor(s) or partner(s) or otherwise.

12 Termination and cancellation

12.1 This suretyship does not end if temporarily there are no Debts or because of the death or legal disability of the Debtor or us.

12.2 Subject to the exceptions mentioned in 12.4, we may limit our liability for future Debts.

12.3 We may limit our liability by written notice to the Bank which takes effect from the close of its business on the 6th (sixth) day, excluding Sundays and public holidays, after the date of receipt of the notice ("the termination date").

12.4 From the termination date the amount of our liability under this suretyship will be the amount of the Debts as at the termination date (subject to any limit in 7.1) plus –

12.4.1 existing debts which are not yet due for payment (including but not limited to, future rentals and instalments under existing contracts) which will be considered present debts;

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12.4.2 interest which accrues on the amount of our liability after the termination date;

12.4.3 debts revived after the termination date as envisaged in 13;
12.4.4 contingent liabilities of the Debtor or any actual liabilities which arise from them;

12.4.5 any debt which arises after the termination date under or in connection with a transaction concluded with the Bank prior to the termination date; and

12.4.6 the costs mentioned in 7.2.

12.5 After the termination date the Bank may allow the Debtor to continue operating on any existing account with the Bank or may open a new account for the Debtor. No credit to either account will affect our liability as mentioned in 12.4.

12.6 Our liability for the Debts will only end when -

12.6.1 our liability has been extinguished; or

12.6.2 the Bank gives us a written release from liability under this suretyship; or

12.6.3 the Bank cancels this suretyship in writing.

12.7 This suretyship may only be terminated, cancelled or otherwise brought to an end in the way provided for in this suretyship.

13 Revival of Debts

Even after the termination date we will be liable for payment of -

13.1 any part of the Debts if any court sets aside any payment credited to any account of, or relating to, the Debtor before the termination date; or

13.2 any payment which the Bank believes it is obliged to refund.

14 Extension of prescriptive period

If the Bank's claims against us are at any time due to prescribe (become unenforceable because of the lapse of time) before the Bank's claims against the Debtor prescribe, we agree that the claims against us will prescribe on the same day as the claims against the Debtor prescribe.

15 Certificate of amount owing

A certificate signed by any manager or branch administrator of the Bank (whose appointment need not be proved), on its mere production, will be sufficient proof, unless the contrary is proved, of the following stated in the certificate -

15.1 the amount of the Debts at any time;

15.2 the fact that the amount is due and payable;

15.3 the rate of interest payable;

15.4 the date from which the interest is calculated; and

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15.5 any other matter relating to the Debts.

16 Addresses for notices and the service of legal documents

16.1 We choose the street address set out under our registration number below to which documents in any legal proceedings against us, including notices of attachment of movable or immovable property, may be served.

16.2 We choose the postal address set out under our registration number below to which notices may be delivered, and we accept that all letters or notices posted to us by the Bank by registered post will be regarded as having reached us within 14 (fourteen) days after posting.

16.3 We may choose any other street or postal address, but must give at least 14 (fourteen) days' written notice to the Bank.

16.4 Notices given by us to the Bank under this suretyship must be in writing. The notices must be delivered or sent by registered post to the branch or division of the Bank at which the Debtor's account is then held. The Bank may choose a different division for this purpose, but must give at least 14 (fourteen) days' written notice to us.

17 General

17.1 Any acknowledgement of indebtedness by the Debtor or proof of claim against the insolvent estate of the Debtor will be binding on us.

17.2 Any change in this suretyship will only be effective if it is in writing and signed by the Bank and us.
17.3 If any part of this suretyship is or becomes unenforceable, this will not affect the enforceability of the rest of this suretyship.

17.4 This suretyship is governed by South African law.

17.5 The Bank may bring legal proceedings against us in any court which has jurisdiction over us even if the amount involved exceeds the court's jurisdiction or the proceedings could have been brought in a lower court.

18 Confirmation of compliance with formalities

When we signed this suretyship –

18.1 it had been completed in all respects up to this clause;

18.2 the Bank had explained its content to us;

18.3 the Bank advised us to get independent legal advice to make sure that we understand our commitment as surety, that we may become liable, and whether the suretyship was limited or unlimited;

18.4 we had read and understood it;

18.5 it was not subject to any conditions which prevented or delayed its coming into force or otherwise affected its provisions; and

18.6 we gave the bank our consent to make enquiries about our credit record with any credit reference agency and any other party.

70/036469 (CIB)(2001-07) Mix Telematics 21/07/2022 Initials___________

Surety No 1 (Signature/s on behalf of surety): Mix Telematics Limited
(Registration Number: 1995/013858/06)
Signature/s_______________________ Signature/s_______________________

Full name of surety _______________________

(Registration number of surety ____________________________)

Street address of surety _____________ Postal address of surety ____________

_________________________________ _______________________________

_________________________________ _______________________________

Full name(s) of signatory(ies)___________________________

Capacity(ies) of signatory(ies)___________________________

Date of authorising resolution ___________________
Witnesses

1.Signature _______________________ 2.Signature________________________

Full name_________________________ Full name _________________________
Occupation _______________________ Occupation________________________

Street address _____________________ Street address _____________________

_________________________________ _________________________________

_________________________________ _________________________________

Place of signatures _________________

Date of signatures __________________

70/036469 (CIB)(2001-07) Mix Telematics 21/07/2022 Initials___________

Surety No 2 (Signature/s on behalf of surety): Mix Telematics International Proprietary Limited
(Registration Number: 1963/006970/07)

Signature/s_______________________ Signature/s_______________________

Full name of surety _______________________

(Registration number of surety ____________________________)

Street address of surety _____________ Postal address of surety ____________

_________________________________ _______________________________

_________________________________ _______________________________

Full name(s) of signatory(ies)___________________________

Capacity(ies) of signatory(ies)___________________________

Date of authorising resolution ___________________

Witnesses

1.Signature _______________________ 2.Signature________________________

Full name_________________________ Full name _________________________

Occupation _______________________ Occupation________________________

Street address _____________________ Street address _____________________

_________________________________ _________________________________

_________________________________ _________________________________

Place of signatures _________________

Date of signatures __________________

70/036469 (CIB)(2001-07) Mix Telematics 21/07/2022 Initials___________